Exhibit 10.28.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

PURCHASE AGREEMENT COM0448-18

between

EMBRAER S.A.

and

REPUBLIC AIRLINE INC.

ATTACHMENTS

“A1” - 175LR AIRCRAFT CONFIGURATION

[***]

[***]

“B1” - FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE [***]

[***]

“C” - WARRANTY - MATERIAL AND WORKMANSHIP

[***]

“E” - FIRM AIRCRAFT DELIVERY SCHEDULE

[***]

[***]

[***]

[***]

[***]

“J” - FORM OF APPOINTMENT OF AUTHORIZED REPRESENTATIVE

“K” - FORM OF WARRANTY BILL OF SALE

“L” - FORM OF GUARANTY

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PURCHASE AGREEMENT COM0448-18

THIS AGREEMENT IS ENTERED INTO THIS 15th DAY OF DECEMBER 2018, BY AND BETWEEN EMBRAER S.A. AND REPUBLIC AIRLINE INC., FOR THE PURCHASE AND SALE OF CERTAIN AIRCRAFT (AS DEFINED BELOW).

THE AIRCRAFT SALES COVERED BY THIS AGREEMENT SHALL BE GOVERNED SOLELY BY THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT.

THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS AND UNTIL IT IS SIGNED BY AN AUTHORIZED OFFICER OF REPUBLIC AIRLINE INC. AND EXECUTED BY TWO AUTHORIZED OFFICERS OF EMBRAER S.A.

1. DEFINITIONS

For the purpose of this Agreement, the following definitions are hereby adopted by the Parties:

1.1. “Actual Delivery Date”: shall mean, with respect to each Aircraft, the date on which Buyer obtains title to that Aircraft in accordance with Article 7.

1.2. “AD’s”: shall mean effective airworthiness directives issued by either [***] or the Airworthiness Authority, in connection with and with respect to the Aircraft.

1.3. “Agreement” or “Purchase Agreement”: shall mean this Purchase Agreement COM0448-18 [***].

1.4. “Aircraft”: shall mean the EMBRAER 175 LR (certification designation: ERJ 170-200 LR) aircraft referred to in Attachment “A1” for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein. Aircraft shall include [***].

1.5. “Aircraft Basic Price”: shall mean the Aircraft Basic Price, as defined in Article 3.1.

1.6. “Aircraft Purchase Price”: shall mean, in the case of any Aircraft, the purchase price, effective on the Contractual Delivery Date for such Aircraft, resulting from the application of the Escalation Formula to the Aircraft Basic Price.

1.7. “Airworthiness Authority”: shall mean United States Federal Aviation Administration or the “FAA”.

1.8. “ANAC”: shall mean the Brazilian civil aviation authority – Agência Nacional de Aviação Civil.

1.9. “Business Day(s)”: shall mean a day (other than Saturday and Sunday) on which banks are open for business in São José dos Campos and São Paulo in Brazil, and New York, New York, in the United States.

1.10. “Buyer”: shall mean Republic Airline Inc., a company organized and existing under the laws of Indiana, with its principal place of business at 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268, United States, or its assignee pursuant to Article 14.

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1.11. “Contractual Delivery Date”: shall mean, in the case of a Firm Aircraft, the last Business Day of the month specified for such Firm Aircraft in Attachment “E” in the column “Contractual Delivery Date” and, in the case of any Purchase Right Aircraft, the last Business Day of the Purchase Right Aircraft Contractual Delivery Month for such Purchase Right Aircraft as may be agreed pursuant to Article 22.6 of this Agreement.

1.12. “Day(s)”: shall mean calendar days.

1.13. “Embraer”: shall mean Embraer S.A., a Brazilian corporation organized and existing under the laws of Brazil with its principal place of business at Av. Brigadeiro Faria Lima, 2170, São José dos Campos, SP, Brazil.

1.14. “Escalation Formula”: shall mean the terms contained in Attachment “D” hereto.

1.15. “Excusable Delay”: shall have the meaning assigned to such term in Article 9.1.1.

1.16. “Firm Aircraft”: shall mean the Aircraft specified in Article 2.1.

1.17. “Initial Deposit” shall have the meaning assigned to such term in Article 4.1.1.

1.18. “LIBOR”: for purposes of calculating any interest rate under this Agreement for any period for which the same is to be established, shall mean the applicable [***].

1.19. “Non-Excusable Delay”: any delay in the delivery of an Aircraft or in the performance of any act by Embraer under this Agreement that is not an Excusable Delay.

1.20. “Parties”: shall mean Embraer and Buyer.

1.21. “Product Support Package”: shall mean the products and Services to be provided by Embraer as per Article 13.

1.22. “Purchase Right Aircraft”: shall have the meaning set out in Article 22.

1.23. “Services”: shall mean the familiarization and on-site support for the Aircraft, part of the Product Support Package, as specified in Attachments “B1” and “B2”, as applicable.

1.24. “Technical Publications”: shall mean the technical documentation pertaining and related to the Aircraft, as identified in Article 2.2 of Attachments “B1” and “B2”, as applicable.

1.25. “USD” or “US$”: shall mean the legal currency of the United States of America.

1.26. “Vendor”: shall mean third party suppliers of equipment, parts, tools, ground support and test equipment to Embraer to use on or in connection with the Aircraft.

References to Articles or Attachments in the main body of this Purchase Agreement shall be deemed to be references to Articles of or Attachments to this Agreement, respectively, except as the context requires otherwise.

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2. SUBJECT

Subject to the terms and conditions of this Agreement:

2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of [***] Firm Aircraft;

2.2 Buyer shall have the right to purchase up to [***], in accordance with Article 22;

2.3 Embraer [***] Buyer the Services and the Technical Publications as described in Attachment “B1” or “B2”, as applicable, to this Agreement.

3. PRICE

3.1 The Aircraft Basic Price of each Aircraft is [***].

3.2 The Services and Technical Publications [***]. Additional technical publications as well as other services shall be billed [***].

3.3 The Aircraft Purchase Price for an Aircraft shall be the Aircraft Basic Price escalated according to the Escalation Formula. The Aircraft Purchase Price will be provided by Embraer to Buyer [***] prior to the Contractual Delivery Date for such Aircraft.

4. PAYMENT

4.1 To secure the Firm Aircraft delivery positions set forth in Attachment “E” and to ensure delivery of the Firm Aircraft in accordance with the applicable Contractual Delivery Dates, Buyer shall pay Embraer [***] in accordance with the terms and conditions contained in this Article 4. The Parties acknowledge that each of the Firm Aircraft and the corresponding delivery positions have been reserved for purchase by Buyer and such Firm Aircraft have been removed from the market. The amounts specified in this Article 4.1 shall be paid by Buyer by wire transfer in immediately available United States dollars funds, to such bank account in the United States as directed by Embraer to Buyer [***] prior to the date of payment, as follows:

The Aircraft Purchase Price for each Firm Aircraft shall be paid by Buyer, as follows:

[***]

4.2 Late Payments:

Interest will accrue at the rate of [***] on any amount not paid to Embraer as set forth in [***].

4.3 Termination for failure to make payments:

In the event Buyer fails to make any payment required under [***] of this Agreement with respect to an Aircraft on or before the applicable due date and if such failure shall not have been cured within [***] following the date on which the amount was due and payable and is continuing, Embraer shall have the right to [***]. In the event that Embraer [***] as provided for in the immediately preceding sentence, and the Buyer fully cures any [***], Embraer shall [***].

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4.4 Net payments: all payments required to be made by Buyer to Embraer under this Agreement shall be made [***]. If Buyer is obliged by law to make any deduction or withholding from any such payment for [***], the amount due from Buyer in respect of such payment shall be increased to the extent necessary to ensure that, after the making of any such deduction or withholding, Embraer receives a net amount equal to the amount Embraer would have received had no such deduction or withholding been required to be made.

4.5 Payment Date: unless otherwise agreed by the Parties in writing, payment of the amounts referred in [***], if not due within [***], shall be made by Buyer on or before [***].

4.6 [***]

5. DELIVERY

Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall make each Aircraft available to Buyer for inspection, acceptance and subsequent delivery in [***] condition in compliance with this Agreement, at São José dos Campos, Brazil, on the Contractual Delivery Date for such Aircraft [***].

6. CERTIFICATION

6.1 Embraer confirms that the EMBRAER 175LR aircraft [***] are certified by the FAA pursuant to the US14CFR PART 25 certification requirements.

6.2 Embraer agrees that [***].

6.3 The Aircraft shall be manufactured by Embraer in compliance with [***].

6.4 The Aircraft shall be delivered to Buyer with an export certificate of airworthiness issued by [***]. The condition of the Aircraft at delivery and the documentation delivered with the Aircraft, including the above mentioned export certificate of airworthiness shall enable Buyer to obtain a certificate of airworthiness from the Airworthiness Authority. Subject to the above, it shall be Buyer’s responsibility to obtain such certificate of airworthiness and to register the Aircraft, at Buyer’s sole expense. Embraer shall [***].

7. ACCEPTANCE AND TRANSFER OF OWNERSHIP

7.1 Unless Embraer notifies Buyer otherwise, each Aircraft shall be delivered in accordance with the provisions specified pursuant to Article 5 herein on its respective Contractual Delivery Date. Embraer shall give Buyer [***] advance notice of the date on which Embraer considers that each Aircraft will be ready for delivery in the condition specified herein. Upon [***], Embraer will give Buyer [***] Days advance notice of [***].

7.2 Buyer shall be allowed [***] to inspect [***] ([***] the “Inspection”) of each Aircraft prior to its delivery. [***] will be provided by Embraer [***]. After [***], such Aircraft will be delivered by Embraer to Buyer in accordance with Article 6 hereof.

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7.3 Buyer shall accept the Aircraft provided [***]. Immediately after such acceptance, [***] and Embraer shall execute the necessary title and risk transfer documents required to effect title transfer [***].

7.4 If Buyer declines to accept an Aircraft [***], Buyer shall promptly give Embraer notice of all specific reasons for such refusal [***].

7.5 Subsequent to a [***] pursuant to Article 7.4, Buyer shall inspect the Aircraft [***] (“Reinspection”). [***].

7.6 Should [***] fail to comply with the procedures specified in this Article 7, the [***].

7.7 Should Buyer not perform its obligations in accordance with this Article 7 within [***], Embraer shall [***].

7.8 Embraer agrees to [***].

7.9 [***]

8. STORAGE CHARGE

8.1 In the event of a [***], a storage charge equal to [***] shall be charged by Embraer to Buyer commencing on:

8.1.1 Buyer’s failure to [***] per the date [***]; or

8.1.2 Buyer’s default in [***]; or

8.1.3 Buyer’s failure [***] to [***].

8.2 Storage charges shall end as provided above [***].

8.3 If however, Buyer [***].

8.4 [***].

8.5 Buyer shall pay the storage charge [***] within [***] after [***].

9. DELAYS IN DELIVERY

9.1 Excusable Delays:

[***]

9.2 Non-Excusable Delays:

[***]

9.3 Delay Due to Loss or Structural Damage of the Aircraft

[***]

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10. DELIVERY INSPECTION

10.1 Buyer is hereby permitted to have one or more authorized representatives at Embraer’s facilities for a period commencing [***]. Buyer may [***].

10.2 Buyer shall notify Embraer of [***] prior to the intended arrival at Embraer’s facilities and [***].

10.3 Such representatives may also be authorized to sign the acceptance and transfer of title and risk documents and accept delivery of the Aircraft pursuant to Article 7.

10.4 With respect to this Article 10, Embraer shall provide for use in accordance with the Agreement at no charge to Buyer, communication facilities (telephone, facsimile and internet connection) for Buyer’s authorized representatives, as well as [***] as may be necessary to perform acceptance tests.

10.5 Buyer’s authorized representatives shall observe Embraer’s administrative rules and instructions while at Embraer’s facilities, and Buyer’s representatives will be provided with all appropriate rules and regulations upon arrival.

10.6 Buyer’s authorized representatives shall be allowed exclusively in those areas related to the subject matter hereof. Buyer agrees to hold harmless Embraer from and against all and any kind of liabilities in respect to such representatives, for whom Buyer is solely and fully responsible under all circumstances and in any instance, except to the extent caused by gross negligence or willful misconduct of Embraer, its officers, directors, employees or agents.

11. CHANGES

11.1 At delivery, each Aircraft will comply with the standards defined in the applicable Attachment “A”. [***].

[***]

11.2 Embraer can make changes in the design of the Aircraft in accordance with the terms and conditions set forth in Articles 11.2 through 11.7. The definition of which and its respective classification shall be in compliance to the Aircraft type specification, as follows:

11.2.1 Minor Changes: defined as those modifications which shall not adversely affect the Aircraft in any of the following characteristics:

[***]

11.2.2 Major Changes: defined as those modifications which affect at least one of the topics mentioned in Article 11.2.1.

11.3 Embraer shall have the right, but not the obligation,

[***]

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11.4 Embraer shall provide Buyer with written notice (the “Proposal of Major Change” or “PMC”) of those Major Changes that are [***]. Service bulletins that implement such AD’s shall be referred to as Mandatory Service Bulletins (“MSB”). Embraer shall incorporate Mandatory Service Bulletins as follows:

11.4.1 Compliance required before [***].

11.4.2 Compliance required after [***].

11.5 Except for the Major Changes referred to in Article 11.4, any other Major Change such as (i) any change developed by Embraer as product improvement, (ii) any change requested by Buyer in relation to the Aircraft configuration, or [***], shall be considered as optional and pursuant to Buyer’s request, Embraer shall submit to Buyer a PMC, which shall describe all possible impacts on the provisions contained in this Agreement, including but not limited [***] etc. Should Buyer not approve such PMC, [***].

11.6 Any Major Change to an Aircraft, made in accordance with the foregoing paragraphs that affect the provisions of the applicable Attachment “A”, shall be incorporated in said Attachment by means of an amendment. The amendment shall be submitted to Buyer [***] prior to such Aircraft’s Actual Delivery Date.

11.7 Except as [***], should an Aircraft not comply with the terms and conditions of [***], Buyer shall [***] 7.

12. WARRANTY [***]

12.1 The materials and workmanship relative to the Aircraft subject to this Agreement will be warranted in accordance with the terms and conditions specified in Attachment “C”.

12.2 [***]

13. PRODUCT SUPPORT PACKAGE

Embraer shall supply to Buyer the Product Support Package described in Article 2 of Attachments “B1” and “B2” hereto, as applicable, which includes Embraer’s spare parts policy, the Technical Publications and the Services.

14. ASSIGNMENT

14.1 [***]

14.2 [***]

14.3 In the event Buyer wishes to transfer or assign the [***] to a third party in connection with the transfer of title, possession or operation of any Aircraft, Buyer shall obtain [***].

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14.4 In any of the above cases, Buyer shall: [***].

14.5 Notwithstanding the above, the Buyer shall not assign this Agreement, as well as any of its Attachments, with respect to any Aircraft, to [***], any person or entity with which Embraer may be legally restricted to enter in to an agreement, to a debarred person or entity, or in case such assignment would infringe US export control regulations or any other applicable law.

14.6 Except as expressly permitted by this Article 14 or as provided by operation of law, neither Embraer’s nor Buyer’s rights and obligations hereunder may be assigned, conveyed, subcontracted, transferred or delegated, without the other party’s prior written consent, provided that [***].

14.7 Republic Airways Holdings Inc. (“Holdings”) shall guarantee the obligations of Buyer hereunder pursuant to a guarantee in the form attached hereto as Attachment “L”, and it shall be a breach of this Agreement by Buyer if such guarantee is at any time not effective in any material respect in accordance with its terms or if Holdings breaches, defaults, or fails to perform under such guarantee.

15. RESTRICTIONS AND PATENT INDEMNITY

15.1 Claims against Buyer. Subject to the limitations and conditions set forth herein, including, without limitation Article 15.2, Embraer shall indemnify and hold harmless Buyer with respect to all third party claims, lawsuits, and liabilities based upon or arising from, or connected with, directly or indirectly, any suit, action, proceeding, or allegation that:

(a) Any product or service purchased from or supplied by Embraer hereunder or any portion thereof (collectively, for the purposes of this Article 15, “Item”) and/or the use or operation thereof constitutes an alleged or actual infringement of any granted or registered United States or foreign patent (“Patent Claim”), provided that from the time of design of such Item and until such Patent Claim is resolved, each of the country in which the relevant patent is held and the flag country of the Aircraft is a party to (1) the Paris Convention for the Protection of Industrial Property as amended and (2) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or

(b) Aircraft software and accompanying documentation and manuals (collectively, for purposes of this Article 15, “Software”), or any part of such Aircraft Software furnished by Embraer, constitutes an alleged or actual infringement of any United States or foreign copyright rights or misappropriates any third party trade secret right under U.S. law or other foreign law (“Copyright Claim”), provided that from the time of design of such Software and until such Copyright Claim is resolved, each of the country in which the infringement claim is made and the flag country of the Aircraft is a member of the Berne Convention for the Protection of Literary and Artistic Works as amended and both countries recognize Software as a “work” under the Berne Convention.

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15.1.1 Embraer’s indemnification provided in this Article 15 shall not apply to Buyer furnished or installed equipment, Items or Software not installed, used or maintained in accordance with all instructions and procedures of Embraer (as may be modified by Embraer from time-to-time), including any Buyer-furnished or Buyer modified Item or Software.

15.2 Limitations and Conditions. Buyer shall give prompt written notice to Embraer of the receipt of a notice of a suit or action against Buyer alleging a Patent Claim or Copyright Claim covered by this Article 15 or of a written notice alleging a Patent Claim or Copyright Claim covered by this Article 15, whichever occurs earlier. [***].

At all times, Embraer shall have the right, at its option and expense, to negotiate with any party alleging a Patent Claim or Copyright Claim, assume or control the defense to any allegation of a Patent Claim or Copyright Claim, including without limitation, the right to bring a declaratory judgment or similar action, intervene in any action involving a Patent Claim or Copyright Claim, and/or attempt to resolve a Patent Claim or Copyright Claim by replacing or [***].

Buyer shall promptly furnish to Embraer all information, documents, records, and assistance within Buyer’s possession, custody or control as requested by Embraer that [***] or material to any allegation covered by this Article 15. [***]. Buyer shall co-operate with Embraer and shall, upon Embraer’s reasonable request and at Embraer’s expense, arrange for the attendance of representatives of Buyer at depositions, hearings, trials, and the like, and assist in effecting settlements, securing and giving evidence, obtaining the attendance of witnesses and in the conduct of any suits or actions covered by this Article 15.

Buyer shall obtain Embraer’s written approval prior to paying, agreeing to pay, assuming any obligation or waiving any right relative to any Patent Claim or Copyright Claim.

Embraer [***].

EMBRAER SHALL HAVE NO OBLIGATION OR LIABILITY UNDER THIS ARTICLE 15 FOR ANY LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES. THE OBLIGATIONS AND REMEDIES OF BUYER SET FORTH IN THIS ARTICLE 15 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITES OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST EMBRAER, EITHER EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT BY ANY PRODUCT OR SERVICE PROVIDED UNDER THIS AGREEMENT.

15.3 [***]

15.4 [***]

16. INTENTIONAL OMITTED

17. TAXES

[***]

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18. APPLICABLE LAW

This Agreement, and the rights and obligations of the Parties hereunder, shall in all respects be governed by, and construed and interpreted in accordance with the laws of the State of New York, including all matters of construction, validity and performance.

THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO ANY TRANSACTIONS RELATED TO THIS AGREEMENT.

19. JURISDICTION

Each Party hereto hereby irrevocably agrees, accepts and submits to, for itself and in respect of any of its property, generally and unconditionally, the exclusive jurisdiction of the courts of the State of New York in the City and County of New York and of the United States for the Southern District of New York, in connection with any legal action, suit or proceeding with respect to any matter relating to or arising out of or in connection with this Agreement and fully waives any objection to the venue of such courts. Furthermore to the fullest extent permitted by applicable law, each Party hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit action or proceeding any claim that it is not personally subject to the jurisdiction of the above named courts, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper.

EACH PARTY HERETO HEREBY EXPRESSLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

20. SOVEREIGN IMMUNITY

Embraer represents and warrants that, under the laws of the United States or of any other jurisdiction affecting Embraer, it is subject to private commercial law and suit, and is not entitled to sovereign immunity under any such laws, for its performance of its obligations under this Agreement. Embraer’s performance of its obligations hereunder constitutes commercial acts done for commercial purposes.

21. TERMINATION

[***]

22. PURCHASE RIGHT AIRCRAFT

22.1 Embraer agrees that Buyer shall have the right to purchase [***] (the “Purchase Right Aircraft”) [***].

22.2 [***]

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22.3 [***]

22.4 [***]

22.5 [***]

22.6 [***]

22.7 [***]

22.8 [***]

23. [***]

24. NOTICES

All notices permitted or required hereunder shall be in writing in the English language and sent, by registered mail, express courier or e-mail, to the attention of the Vice President, Contracts – Commercial Aviation as to Embraer and of the President as to Buyer, to the addresses indicated below or to such other address as either Party may, by written notice, designate to the other. In the event notice is issued by registered mail or express courier, it shall be deemed received on the day on which the Party receiving such notice executes the delivery receipt. In the event notice is issued by e-mail, it shall be deemed received on the day on which the sender sends the e-mail.

EMBRAER: EMBRAER S.A.

Av. Brigadeiro Faria Lima, 2170

12.227-901 São José dos Campos – SP – Brazil

Attention: Director Contracts

Telephone: [***]

E-mail: [***]

(or any other address, designated person and email address as Embraer may inform Buyer by a written notice).

BUYER: Republic Airline Inc.

8909 Purdue Road, Suite 300 - Indianapolis, Indiana 46268

Attention: President

Tel: [***]

E-mail: [***]

(or any other address, designated person and email address as Buyer may inform Embraer by a written notice)

with a copy to: Republic Airline Inc.

8909 Purdue Road, Suite 300 - Indianapolis, Indiana 46268

Attention: General Counsel

Tel: [***]

E-mail: [***]

(or any other address, designated person and email address as Buyer may inform Embraer by a written notice)

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25. CONFIDENTIALITY

Neither Party shall have the right to disclose the terms of this Agreement except as required by law. To the fullest extent permitted by law, except as aforesaid, neither Party shall disclose any portion of this Agreement or its Attachments, amendments or any other supplement, to any third party without the other Party’s prior written consent, other than [***]. Without limiting the foregoing, in the event either Party is legally required to disclose the terms of this Agreement, the Parties agree to [***] to request confidential treatment of the clauses and conditions of this Agreement relevantly designated by either Party as confidential. [***].

26. INTEGRATED AGREEMENT

All Attachments referred to in this Agreement and attached hereto are, by such reference and attachment, incorporated in this Agreement.

27. NEGOTIATED AGREEMENT

This Agreement, including all of its Attachments, has been the subject of discussion and negotiation and is fully understood by the Parties, and the rights, obligations and other agreements of the Parties contained in this Agreement are the result of complete discussion and negotiation between the Parties.

28. COUNTERPARTS

This Agreement may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

29. ENTIRE AGREEMENT

This Agreement constitutes the entire agreement of the Parties with respect to the sales described as its subject and supersedes all previous and connected negotiations, representations and agreements between the Parties. This Agreement may not be altered, amended or supplemented except by a written instrument executed by the Parties.

30. NO WAIVER

Any Party’s forbearance from exercising any claim or remedy provided for herein shall not be deemed a waiver of such claim or remedy, and shall not relieve the other Party from the performance of such obligation at any subsequent time or from the performance of any of its other obligations hereunder.

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31. REPRESENTATIONS AND WARRANTIES

31.1 Effective as of the date of this Agreement and as of the Actual Delivery Date of each Aircraft, Embraer represents and warrants that:

31.1.1 Embraer is a corporation duly organized, validly existing and in good standing under the laws of Brazil, is the manufacturer of the Embraer 175LR model aircraft, Embraer 175LL model aircraft [***] has all necessary corporate power and authority to conduct the business in which it is currently engaged and to enter into and perform its obligations under this Agreement.

31.1.2 Embraer has taken, or caused to be taken, all necessary corporate action to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

31.1.3 The execution and delivery by Embraer of this Agreement, the performance by Embraer of its obligations hereunder and the consummation by Embraer of the transactions contemplated hereby, do not and will not (A) violate or conflict with any provision of the constitutional documents of Embraer, (B) violate or conflict with any law, rule, or regulation applicable to or binding on Embraer or (C) violate or constitute any breach or default (other than a breach or default that would not (x) result in a material adverse change to Embraer or (y) adversely affect Embraer’s ability to perform any of its obligations hereunder),under any agreement, instrument or document to which Embraer is a party or by which Embraer or any of its properties is or may be bound or affected.

31.1.4 The execution and delivery by Embraer of this Agreement, the performance by Embraer of its obligations hereunder and the consummation by Embraer of the transactions contemplated hereby do not and will not require the consent, approval or authorization of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (A) any trustee or other holder of any indebtedness or obligation of Embraer, (B) any national, state or municipal government regulatory, judicial, or administrative entity of competent jurisdiction, or (C) any other party.

31.1.5 This Agreement has been duly authorized, executed and delivered by Embraer and, assuming the due authorization, execution and delivery hereof by the other Party constitutes the legal, valid and binding obligation of Embraer enforceable against Embraer in accordance with the terms hereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

31.1.6 Each of the foregoing representations and warranties shall survive the execution and delivery of this Agreement and any termination hereof.

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31.2 Effective as of the date of this Agreement and as of the Actual Delivery Date of each Aircraft, Buyer represents and warrants that:

31.2.1 Buyer is a corporation duly organized and validly existing under the laws of the its state of incorporation in the United States and has all necessary corporate power and authority to conduct the business in which it is currently engaged and to enter into and perform its obligations under this Agreement.

31.2.2 Buyer has taken, or caused to be taken, all necessary corporate action, including any required shareholder approval, to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

31.2.3 The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby, do not and will not (A) violate or conflict with any provision of the constitutional documents of Buyer, (B) violate or conflict with any law, rule, or regulation applicable to or binding on Buyer or (C) violate or constitute any breach or default (other than a breach or default that would not (x) result in a material adverse change to Buyer or (y) adversely affect Buyer’s ability to perform any of its obligations hereunder),under any agreement, instrument or document to which Buyer is a party or by which Buyer or any of its properties is or may be bound or affected.

31.2.4 The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby do not and will not require the consent, approval or authorization of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (A) any trustee or other holder of any indebtedness or obligation of Buyer, (B) any national, federal, state or local government regulatory, judicial, or administrative entity of competent jurisdiction (other than registration of the Aircraft with FAA and filing and recordation of an FAA Bill of Sale for the Aircraft with the FAA) or (C) any other party.

31.2.5 This Agreement has been duly authorized, executed and delivered by Buyer and, assuming the due authorization, execution and delivery hereof by the other Party constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with the terms hereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

31.2.6 Each of the foregoing representations and warranties shall survive the execution and delivery of this Agreement and any termination hereof.

32. COMPLIANCE WITH LAWS

32.1 Each Party represents and warrants to the other Party hereto that, in connection with this Agreement (including the negotiation, execution, or performance thereof), it has not violated and will not violate the ABC Legislation (defined below).

Purchase Agreement COM0448-18 – Execution Version	Page 17 of 21

32.2 Each Party hereto confirms that it has in place or will use reasonable efforts to put into place, to the extent they do not exist today, reasonably designed and implemented policies and procedures for compliance with ABC Legislation (including, but not limited to, a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document)). Each Party hereto confirms that it will comply strictly to such policies and procedures with regard to the other Party. In the event either Party has reason to believe in good faith that the other Party’s policies and procedures are insufficient or not being complied with, then the compliance administrator for such Party shall be made available to discuss the other Party’s concerns.

32.3 Each Party agrees to make, keep, and maintain accurate and reasonably detailed books and financial records regarding its performance under, and payments made relating to this Agreement. Each Party shall devise and maintain a system of internal accounting controls sufficient to meet the accounting requirements and satisfy the laws of the country where it is incorporated.

32.4 The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.

32.5 Where:

“ABC Legislation” means with respect to a Party, any (a) legislation enacted in the country in which that Party is incorporated; and (b) the U.S. Foreign Corrupt Practices Act.

33. FOREIGN CONTENT

The Aircraft contain commodities, technology and software that were exported from the United States and other countries in accordance with their respective export control regulations. Diversion contrary to U.S. law and/or any other applicable law is prohibited.

Buyer agrees to comply with any export and re-export control laws of the United States and other countries applicable to the Aircraft, its parts, components, technology and software and, upon Embraer’s request, to execute and deliver to Embraer the relevant end-user certificates necessary for the export and transfer of the Aircraft to Buyer.

34. SEVERABILITY

If any provision or part of a provision of this Agreement or any of the Attachments shall be, or be found by any authority or court of competent jurisdiction to be, illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS

Purchase Agreement COM0448-18 – Execution Version	Page 18 of 21

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

EMBRAER S.A.		REPUBLIC AIRLINE INC.

By:	/s/ John Slattery	By:	/s/ S. Wade Sheek
Name:	John Slattery	Name:	S. Wade Sheek
Title:	President & CEO Commercial Aviation	Title:	VIP, General Counsel

By:	/s/ Simon Newitt
Name:	Simon Newitt
Title:	Vice President, Contracts Commercial Aviation

Place:		Place:

Purchase Agreement COM0448-18 – Execution Version	Page 19 of 21

ATTACHMENT “A1”

E175LR AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT

The EMBRAER 175 LR Aircraft (the “Aircraft”) shall be manufactured according to (i) the standard configuration specified in the Technical Description TD 175 – Rev 23, December 2017, which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT

[***]

3.	EXTERIOR FINISHING

The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***]. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

[***]

4.	INTERIOR DETAILING

Buyer shall inform Embraer up to the customer check list definition (“CCL”), to be held no later than [***].

5.	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE)

The first Aircraft will have electrical galley inserts, such as ovens, coffee makers, hot jugs and water boilers as BFE for certification purpose. Buyer shall deliver such electrical inserts, [***].

The trolleys, standard units and the equipment classified as operational requirements shall be BIE items.

[***]

6.	EMBRAER RIGHT TO PERFORM FOR BUYER

If Buyer fails to choose or define the exterior, interior finishing, emergency equipment and/or galley inserts of any Aircraft or fails to promptly inform Embraer of its choice or definition within [***], Embraer shall have the right to tender the Aircraft for delivery, as the case may be, with a white overall fuselage colour, fitted with an interior finishing selected by Embraer, and/or with provisions/installation for emergency equipment and galley inserts from the choices available at Embraer, at its reasonable discretion.

In any such cases, no compensation to Buyer or reduction shall be applied [***]. Buyer agrees hereby that any action taken by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non performance of

Attachment “A1” to PA COM0448-18 – Execution Version	Page 1 of 3

ATTACHMENT “A1”

E175LR AIRCRAFT CONFIGURATION

such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement. Further, Embraer shall be entitled to charge Buyer for reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

7.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft’s Contractual Delivery Date. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

8.	EXPORT CONTROL ITEMS

The Aircraft contains IRU (Inertial Reference Unit) manufactured by Honeywell International, which is subject to export control under United States of America law. The Aircraft contains an IESI (Integrated Electronic Standby Instrument System) model manufactured by Thales which is not subject to export control, however in the event this IESI model is replaced by any IESI with the QRS-11 gyroscopic microchip, such component is subject to export control under United States of America law.

Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A1” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A1” SHALL PREVAIL.

[***]

Attachment “A1” to PA COM0448-18 – Execution Version	Page 2 of 3

ATTACHMENT “B1”

FERRY FLIGHT ASSISTANCE AND PRODUCT

SUPPORT PACKAGE ([***])

This Attachment shall be applicable to the Aircraft and the E175LL Conversion Aircraft (together, the “Aircraft”).

1.	FERRY FLIGHT ASSISTANCE

1.1

Embraer will make available to Buyer [***] the services of a third party representative at the airport in which the Aircraft will make the last stop in Brazilian territory, to assist Buyer’s crew in the interface with Brazilian customs clearances. Such services [***]. Buyer shall also be responsible for the [***] and overflight permits required for the ferry flight.

If it is necessary that any ferry equipment be installed by Embraer in the Aircraft for the ferry flight between Brazil and final destination, Embraer will make available, upon Buyer’s written request, standard and serviceable ferry equipment to Buyer (hereinafter the “Kit”) [***]. In this case, Buyer shall immediately upon the Aircraft’s arrival at its final destination, remove the Kit from the Aircraft and return it to a freight forwarder agent as determined by Embraer, in FCA (Free Carrier - Incoterms 2010) condition.

In case Embraer provides the Kit to Buyer and (i) the Kit is utilized, whether totally or not, as determined in Embraer’s reasonable discretion, or (ii) the Kit is not used and is not returned to Embraer freight forwarder agent complete and in the same condition as it was delivered to Buyer within [***] after Aircraft arrival in final destination, Buyer shall pay Embraer the value of a new Kit upon presentation of an invoice by Embraer and then the original Kit shall become the property of Buyer. In addition, the availability of another Kit for the next occurring Aircraft ferry flight after such period shall not be an Embraer obligation.

2.	PRODUCT SUPPORT PACKAGE

2.1	MATERIAL SUPPORT

2.1.1	SPARES POLICY

Embraer guarantees the supply of spare parts, ground support equipment and tooling, except engines and their accessories, hereinafter referred to as “Spare(s)”, for the Aircraft for a period of [***] after production of the last aircraft of the same [***]. Such Spares shall be supplied according to the prevailing availability, sale conditions, delivery schedule and effective price on the date of acceptance by Embraer of a purchase order placed by Buyer for any of such items. The Spares may be supplied either by Embraer in Brazil or through its subsidiaries or distribution centers located abroad.

The sale and export of Spares to Buyer may be subject to export controls and other export documentation requirements of the United States and other countries. Buyer agrees that neither Embraer nor any of its subsidiaries, affiliates or Vendors shall be liable for failure to provide Spares and/or services, including without limitation the Services, under this Agreement or otherwise as a result of any ruling, decision, order,

Attachment "B1" to PA COM0448-18 – Execution Version	Page 1 of 6

ATTACHMENT “B1”

FERRY FLIGHT ASSISTANCE AND PRODUCT

SUPPORT PACKAGE ([***])

license, regulation, or policy of the competent authorities prohibiting the sale, export, re-export, transfer, or release of a Spare or its related technology. Buyer shall comply with any conditions and requirements imposed by the authorities with jurisdiction over Buyer and, upon Embraer’s request, shall execute and deliver to Embraer any relevant end-user certificates.

Export of (i) IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International are subject to export control under United States law. Transfer or re-export of such items, as well as their related technology and software, may require prior authorization from the U.S. Government.

2.1.2	RSPL

Upon Buyer’s request, Embraer shall present to Buyer a recommended Spare provisioning list (the “RSPL”). The objective of the RSPL is to provide Buyer with a detailed list of Spares that will be necessary to support the initial and long term operation and maintenance of the Aircraft by Buyer. Such recommendation will be based on the experience of Embraer and on the operational parameters established by Buyer.

Embraer will provide a qualified team to attend pre-provisioning conferences as necessary to discuss Buyer requirements and the RSPL as well as any available spare parts support programs offered by Embraer. Such meeting shall be held at a mutually agreed upon place and time, but in no event less than [***] prior to the Contractual Delivery Date of the first Aircraft.

Buyer may acquire the Spares contained in the RSPL directly from Embraer or directly from Vendors. Spares contained in the RSPL for which Buyer places a purchase order with Embraer (the “IP Spares”) will be delivered by Embraer to Buyer within [***], at a fill rate of [***], in [***] condition.

In order to ensure the availability of IP Spares in accordance with the foregoing at the time of entry into service of the first Aircraft, Buyer commits to place a purchase order with Embraer for those IP Spares Buyer has decided to acquire from Embraer, as soon as practical and in any event not less than [***] prior to the Contractual Delivery Date of the first Aircraft. At the reasonable request of Embraer, Buyer shall demonstrate that it has acquired or ordered IP Spares from sources other than Embraer to complement the RSPL in a timely manner.

In case Buyer defines a new configuration which differs from current Attachments A1 and A2 and the changes in such new configuration are not related to interior items (ATA 25 items), upon Buyer’s written request Embraer shall provide an updated RSPL.

[***]

Attachment "B1" to PA COM0448-18 – Execution Version	Page 2 of 6

ATTACHMENT “B1”

FERRY FLIGHT ASSISTANCE AND PRODUCT

SUPPORT PACKAGE ([***])

2.1.3	OTHER SPARES SERVICES

AOG services: Embraer will maintain a call center for the AOG services, twenty four (24) hours a day, seven (7) days a week. All the contacts with the call center can be made through regular direct lines in Brazil (phone and fax), e-mail and also through the FlyEmbraer e-commerce system in case Buyer subscribes to this service. The information concerning regular direct lines and e-mail address shall be obtained through the Customer Account Manager designated to Buyer by Embraer or through Embraer’s Customer Service offices.

Embraer will, subject to availability, deliver Spares requested as AOG orders in [***], at the Embraer’s facility nearest to the Buyer’s premises informed in Buyer’s shipping instructions.

Routine and/or critical Spares: Embraer will deliver routine and/or critical Spares (other than AOG Spares) in [***], Embraer’s facility, from the location were such Spares are available. Routine and/or critical Spares shall be delivered according to their lead times, depending upon the purchase order priority. All Spares will be delivered with the respective authorized release certificate or any similar document issued by a duly authorized person.

[***]

2.2	AIRCRAFT TECHNICAL PUBLICATIONS:

2.2.1	EMBRAER PUBLICATIONS AND PERFORMANCE SOFTWARE

Embraer shall provide [***] a license to access the operational and maintenance publications applicable thereto, through the web-based FlyEmbraer portal or any successor portal (“FlyEmbraer”). Such operational and maintenance publications will be issued under the applicable specification, in the English language (the “Technical Publications”).

Embraer shall provide [***]:

    [***]

[***]

Such access to the Technical Publications and to download the Software (and any revision and/or update thereof) is conditioned upon Buyer’s [***], by a person legally qualified to do so, as appointed in writing by Buyer.

[***]

[***] extra hardcopy [***].

Attachment "B1" to PA COM0448-18 – Execution Version	Page 3 of 6

ATTACHMENT “B1”

FERRY FLIGHT ASSISTANCE AND PRODUCT

SUPPORT PACKAGE ([***])

2.2.2	VENDOR PUBLICATIONS

The technical publications regarding parts, systems or equipment supplied by Vendors and installed by Embraer in the Aircraft during the manufacturing process, will be supplied to Buyer directly by such Vendors, in their original content and available format/media and/or [***]. Vendors are also responsible to keep publications updated through a direct communication system with Buyer. [***].

[***]

2.2.3	SERVICES

[***] except as set forth below, Embraer shall provide the Services described in this Article 2.3, in accordance with the terms and conditions below:

2.3	Familiarization Programs:

a.

The familiarization programs specified below are offered [***], except for any travel, board and lodging expenses of Buyer’s trainees and except for any operational and incidental expenses related to training requirements of Buyer, whether imposed by the Airworthiness Authority or other authority of Buyer’s country having jurisdiction, and which differ from or are supplementary to the familiarization programs described herein.

b.

The familiarization programs shall, at Embraer’s criteria, be conducted [***], in accordance with the scope, syllabi and duration of the training program developed [***]. Such familiarization programs shall be in accordance with all applicable regulations and requirements of and approved by the Airworthiness Authority. [***].

c.	All familiarization programs shall be provided by [***]. Buyer shall be [***].

d.

Notwithstanding the eventual use of the term “training” in this paragraph 2.3.1, the intent of this program is solely to familiarize Buyer’s pilots, mechanics, employees or representatives with the operation and maintenance of the Aircraft. It is not the intent of Embraer to provide basic training (“ab-initio”) to any representatives of Buyer.

e.

Any trainee appointed by Buyer for participation in any of the familiarization programs shall be duly qualified per the governing body in the country of Buyer’s operation and fluent in the English language as all training will be conducted in, and all training material will be presented in, such language. Pilots and mechanics shall also have [***] in the [***], as applicable, of [***]. Neither [***] make any representation or give any guarantee regarding the successful completion of any training program by Buyers trainees, for which Buyer is solely responsible.

Attachment "B1" to PA COM0448-18 – Execution Version	Page 4 of 6

ATTACHMENT “B1”

FERRY FLIGHT ASSISTANCE AND PRODUCT

SUPPORT PACKAGE ([***])

f.

The familiarization programs shall be carried out prior to the Contractual Delivery Date of [***], in accordance with a schedule to be agreed upon by Buyer and Embraer not less than [***] prior to the intended beginning of such training schedule. Buyer shall give [***] advance notice to Embraer of the full name and professional identification data of each trainee. Substitutions of appointed trainees will [***].

g.	Training entitlements regarding each Aircraft [***] following [***] shall [***].

h.	The familiarization programs referred to above covers:

h.1

[***] pilot familiarization program for up to [***] including (i) ground familiarization [***] and, (ii) [***] each, totalling [***] per trainee, half in the right-hand seat and half in the left-hand seat, which shall be performed in groups of [***] Buyer’s pilot per session. Simulator training includes the [***] and will be carried out [***]. Buyer shall be solely responsible for selecting experienced training pilots that are fluent in English and duly qualified in multi-engine aircraft operations, navigation and communication.

h.2	[***] maintenance familiarization course for up to [***] qualified mechanics [***] entitled to [***] of the following modules to be chosen by Buyer:

[***]

This program shall consist of classroom familiarization with Aircraft systems and structures and shall be in accordance with ATA specification 104, level III.

The presence of Buyer’s authorized trainees shall be allowed exclusively in those areas related to the training as specified in the standard procedures of Embraer or the applicable training provider available to the trainees.

i.	[***]

2.3.2	Account Manager:

Embraer shall assign [***] Account Manager to support Buyer shortly after execution of the Purchase Agreement and to support the operations of all Aircraft in Buyer’s fleet in revenue service for passenger transportation. The Account Manager [***].

2.3.3	Remote Technical and Engineering Support

Embraer shall provide remote technical and engineering support services, twenty-four (24) hours a Day and seven (7) Days a week, for airframe and systems. This service may [***].

Attachment "B1" to PA COM0448-18 – Execution Version	Page 5 of 6

ATTACHMENT “B1”

FERRY FLIGHT ASSISTANCE AND PRODUCT

SUPPORT PACKAGE ([***])

Technical and engineering support is also available to assist Buyer [***].

Attachment "B1" to PA COM0448-18 – Execution Version	Page 6 of 6

EXHIBIT 1 – SPECIAL INSURANCE CLAUSES

Buyer shall include the following clauses in its Hull and Comprehensive Airline Liability insurance policies covering the Aircraft:

a)	Hull All Risks Policy, including War, Hi-jacking and Other Perils.

[***]

b)	Comprehensive Airline Liability Policy [***].

[***]

c)

Notwithstanding anything to the contrary as specified in the Policy or any endorsement thereof, the coverage stated in paragraphs a) and b) above, shall not be cancelled or modified by the Insurer, without [***] advance written notice to Embraer to such effect.

This Endorsement attaches to and forms part of Policy No. ______________, and is effective from the ____ day of ______, 20__.

[***]

Exhibit 1 to Attachment “B1” to PA COM0448-18 – Execution Version	Page 1 of 1

ATTACHMENT “C”

WARRANTY - MATERIAL AND WORKMANSHIP

1)	Embraer, subject to the conditions and limitations hereby expressed, warrants the Aircraft subject of the Purchase Agreement, as follows:

a.	For a period of [***] from the date of delivery to Buyer, each Aircraft will be free from:

Defects in materials, workmanship and manufacturing processes in relation to parts manufactured by Embraer or by its subcontractors holding an Embraer part number;

Defects inherent to the design of the Aircraft and its parts designed or manufactured by Embraer or by its subcontractors holding an Embraer part number.

b.	For a period of [***] from the date of delivery to Buyer, each Aircraft will be free from:

Defects in operation of Vendor manufactured parts, not including the Engines, Auxiliary Power Unit (APU) and their accessories (“Vendor Parts”), as well as failures of [***].

Defects due to non-conformity of Vendor Parts to the technical specification referred to in the Purchase Agreement of the Aircraft.

Once the above-mentioned periods have expired, Embraer will transfer to Buyer the original Warranty issued by the Vendors, if it still exists.

2)	Embraer [***]:

[***]

3)

The obligations of Embraer as expressed in this Warranty are [***]. The defective parts shall be returned to Embraer, its controlled subsidiaries and affiliates which sold such part, or if approved by Embraer to the Vendor, within [***]. Should the defective part not be returned to Embraer within such [***] period, Embraer may have the right, at its sole discretion, to deny the warranty claim. [***]

NOTE: Notification of any defect claimed under this item 3 must be given to Embraer within [***] after such defect is found. [***].

Freight, insurance, taxes and other costs [***].

Embraer [***] shall.

Parts supplied to Buyer as replacement for defective parts or parts repaired under this warranty are warranted for the balance of [***].

Attachment “C” to PA COM0448-18 – Execution Version	Page 1 of 3

ATTACHMENT “C”

WARRANTY - MATERIAL AND WORKMANSHIP

4)	Embraer will accept no warranty claims under any of the circumstances listed below [***]:

[***]

5)	This Warranty does not apply to [***].

6)	The Warranty hereby expressed is established between Embraer and Buyer, and it cannot be transferred or assigned to others, except according to Article 14 of the Purchase Agreement.

7)

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND REMEDIES OF BUYER SET FORTH IN THIS WARRANTY CERTIFICATE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND ANY ASSIGNEE OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNEE OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMANCE OR DEFECT OR FAILURE OR ANY OTHER REASON IN ANY AIRCRAFT OR OTHER THING DELIVERED UNDER THE PURCHASE AGREEMENT, INCLUDING DATA, DOCUMENT, INFORMATION OR SERVICE, INCLUDING BUT NOT LIMITED TO:

a.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

b.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

c.

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OR OTHER RELATED CAUSES OF EMBRAER OR ANY ASSIGNEE OF EMBRAER, WHETHER ACTIVE, PASSIVE OR IMPUTED; AND

d.

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

8)

No representative or employee of Embraer is authorized to establish any other warranty than the one hereby expressed, nor to assume any additional obligation, relative to the matter, in the name of Embraer and therefore any such statements eventually made by, or in the name of Embraer, shall be void and without effect.

[***]

Attachment “C” to PA COM0448-18 – Execution Version	Page 2 of 3

ATTACHMENT “E”

FIRM AIRCRAFT DELIVERY SCHEDULE

[***]

Attachment “E” to PA COM0448-18 – Execution Version	Page 1 of 1

ATTACHMENT “J” – APPOINTMENT OF AUTHORIZED

REPRESENTATIVE

Republic Airlines Inc, a company organized and existing under the laws of Indiana (“Buyer”), with its principal place of business at 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268, United States, hereby designates and appoints _________________ as the true and lawful authorized representative (“Authorized Representative”) of Buyer for the purpose of doing all such acts and executing and delivering all such documents as may be deemed necessary or appropriate to inspect, accept and take delivery from EMBRAER S.A. (“Embraer”), on behalf of and in the name of Buyer, of the Embraer Model EMBRAER_____ aircraft having Manufacturer’s Serial No. _______ (including the engines, appliances and parts installed thereon, the “Aircraft”), as defined in that certain Purchase Agreement COM0448-18 between Republic Airline Inc. and Embraer dated December __, 2018, including the authority to accept delivery of said Aircraft, and to execute and deliver any additional documents with respect to the delivery for said Aircraft in such form as such authorized representative executing the same shall deem appropriate.

Dated: __________ __, 20__

By:
Name:
Title:

The foregoing appointment is hereby accepted

Name:

Attachment “J” to PA COM 0448-18 – Execution Version	Page 1 of 1

ATTACHMENT “K” – FORM OF WARRANTY BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS THAT, Embraer S.A. (“EMBRAER”), a Brazilian company, whose address Av. Brigadeiro Faria Lima, 2170 - Putim, São José dos Campos, São Paulo, Brazil, is the owner of good and marketable title to that certain EMBRAER_____aircraft bearing Manufacturer’s Serial No. ___________, with two General Electric CF34-___ engines bearing manufacturer’s serial numbers [________] and [________], and all appliances, parts, instruments, appurtenances, accessories, furnishings and/or other equipment or property incorporated in or installed on or attached to said aircraft and engines (hereinafter collectively referred to as the “Aircraft”) to be sold by EMBRAER under the Purchase Agreement COM0448-18, dated as of December __, 2018 by and between EMBRAER and Republic Airline Inc. (“Agreement”).

THAT for and in consideration of the sum of US$ 10.00 and other valuable consideration, receipt of which is hereby acknowledged, EMBRAER does this __________ day of __________, 20__, grant, convey, transfer, bargain and sell, deliver and set over to _________ (“BUYER”) and unto its successors and assigns forever, all of EMBRAER’s rights, title and interest in and to the Aircraft.

THAT EMBRAER hereby represents and warrants to BUYER, its successors and assigns:

(i)	that EMBRAER has good and marketable title to the Aircraft and the good and lawful right to the Aircraft and the good and lawful right to sell the same; and

(ii)

that good and marketable title to the Aircraft is hereby duly vested in BUYER free and clear of all claims, liens, encumbrances and rights of others of any nature. EMBRAER hereby covenants and agrees to defend such title forever against all claims and demands whatsoever.

This Warranty Bill of Sale is governed by the laws of the state of New York, United States of America.

IN WITNESS WHEREOF, EMBRAER has caused this instrument to be executed and delivered by its duly authorized officer and attorney in fact.

Date as of ____________________, 20__.

EMBRAER S.A.

By:

Name:

Title:

Attachment “K” to PA COM0448-18 – Execution Version	Page 1 of 1

ATTACHMENT “L” - FORM OF GUARANTY

FORM OF GUARANTY

[***]

Attachment “L” to PA COM 0448-18 – Execution Version	Page 1 of 1